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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                     AUGUST 29, 2005    (AUGUST 23, 2005)

                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
                    (Exact Name of Registrant as Specified in
                                    Charter)


       Delaware                    1-10458                    36-3154608
------------------------   ------------------------    ------------------------
    (State or Other        (Commission File Number)        (I.R.S. Employer
     Jurisdiction                                         Identification No.)
   of Incorporation)


                  275 Broadhollow Road Melville, New York 11747
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               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 844-1004
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 23, 2005, the board of directors of North Fork Bancorporation, Inc. ("North Fork") amended the 2004 Outside Director Stock in Lieu of Fees Plan (the "Plan"). The Plan enables non-employee directors of North Fork or its subsidiaries to elect to receive shares of North Fork common stock in lieu of their cash fees for service as a director of North Fork or any of its subsidiaries. The amendment to the Plan modified the formula for determining the exact number of shares receivable by a participating director over a participations period and altered the distribution dates on which shares would be distributed to participants. A copy of the amended Plan is attached as
Exhibit 10.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibits are filed as part of this report:

Exhibit
Number          Description
------          -----------

10.1            2004 Outside Directors Stock In Lieu of Fees Plan
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH FORK BANCORPORATION, INC.


Date:  August 29, 2005

By:     /s/ Daniel M. Healy
    ------------------------------
Daniel M. Healy
Executive Vice President and
Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number        Description
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10.1          2004 Outside Directors Stock In Lieu of Fees Plan